NET-FORCE SYSTEMS INC.


Draft dated:   [insert month here], [day], [year]


                    SOFTWARE AND MARKETING LICENSE AGREEMENT


Agreement dated oo.

Between:

          Netforce Entertainment Inc.
          with registered offices at
          P.O. Box 1301, 60 Nevis St.
          St. John's, Antigua, W.I.
          ("Licensor")

          and

          o        o
          o  o  [insert address]
          o  o
          ("Licensee")


Whereas:

A.   Licensor licenses the casino software;

B. Licensee wishes to the market and promote wagering on Games on the Casino by prospective customers utilizing software licensed from the Licensor;

C.   Licensor  has  agreed to license  the  casino  software  to  Licensee  in a
     non-exclusive   agreement,  in  accordance  with  the  provisions  of  this
     Agreement;

NOW THEREFORE, in consideration of the premises and mutual covenants herein set forth, the parties agree as follows:

1.   Definitions

(a)  "Casino" the Internet gaming software offered for licensing by Licensor;

(b)  "Royalty" has the meaning attributed thereto in section 6(a);

(c) "Confidential Information" means any information concerning the property, business or affairs of Licensor including, without limitation, all information relating to existing and potential customers (including Customer Information), suppliers, markets, marketing and advertising arrangements, contracts, products, financial information, technology, trade secrets, formulae, applications, methodologies and know-how, relating to any part of the Licensor's business, whether reduced to written form, or

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                             NET-FORCE SYSTEMS INC.


     ascertained by inspection or verbal communication or demonstration, or otherwise made available, but excluding information which was known to the Licensee prior to the time of disclosure thereof, information which was generally available to the public or was otherwise part of the public domain at the time of disclosure; or information which becomes generally available to the public or otherwise part of the public domain after disclosure, other than through any act or omission of the Licensee.

(d) "Customer Information" shall mean all data collected or stored respecting Licensor's customers including, without limiting the generality of the foregoing, name, address, phone and fax number, e-mail address, credit card numbers and expiration dates or information on other types of payments, amounts wagered and frequency of wagering;

(e) "Downloadable Software" shall mean the portion of the Software that must be resident on a customer's computer in order for the customer to access the Casino and play the Games;

(f) "Games" shall mean the casino style games, sportsbook, lottery, pari-mutuel and other games that are played on the Casino using the Software.

(g) "Master CD" shall mean the compact disc containing the Downloadable Software that may be used to mass-produce compact discs for delivery to the Operator's customers.

(h) "Net Monthly Revenue" shall mean, with respect to Licensee's Customers, for any given calendar month:

     the total of:

     (i) the total amount wagered on Games in the Casino, less winnings on Games;

     (ii)      membership  or other fees that may be charged to customers by the
               Operator   that  are  not  related  to  currency   conversion  or
               transaction processing;

     less the total of:

     (iii) all taxes, fees or other amounts imposed by any government or regulatory body;

     (iv) any bonus amount or complementary amount credited to Licensee's Customers.

     but shall not include any tax credits or other concessions received by Operator.

(i) "Licensee's Customers" those customers of the Licensee who make wagers on Games on an account opened by Licensee;

(j) "Software" shall mean the computer programs and system that enable customers to access the Casino, play the Games and make wagers on the Casino, and without limitation includes the Downloadable Software and Java applets that are used to play the Games.

2.   Grant of Software and Marketing License

(a) Licensor grants a non-exclusive non-transferable right and license to Licensee to market and promote wagering on Games on the Casino to customers throughout the world (subject to section 5(e)) in accordance with the provisions of this Agreement. Licensee acknowledges that Licensor will continue to directly market and promote the wagering on Games on the Casino software to prospective customers and that it will continue to enter into licensing and other arrangements with third parties to market and promote the wagering on Games on the Casino, during the term of this Agreement.

(b) Licensor grants to Licensee the non-exclusive, non-transferable right and license to distribute to Licensee's Customers, in accordance with the provisions of this Agreement, any part of the Software that Licensor designates and provides to Licensee for that purposes, including the Downloadable Software and Java applets and graphical artwork or text designated for use by Licensee. Licensee shall not under any circumstances modify in any way, reverse engineer, disassemble, decompile, or otherwise attempt to render source code from the Software or Downloadable Software, or to reproduce or distribute the Software or Downloadable Software in source code format. Licensee acknowledges and agrees that part or all of the Software and Downloadable Software is the proprietary property of


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                             NET-FORCE SYSTEMS INC.




     Licensor or others that have licensed its use to Licensor, that it embodies substantial creative rights, confidential and proprietary information, copyrights, trademarks and trade secrets, all of which shall remain the exclusive property of Licensor, such party and/or their respective licensors. Licensee agrees to include such proprietary rights notices, markings or legends on any advertisements or promotional materials for the Software or Downloadable Software as Licensor shall reasonably specify from time to time.

3.   Fees Payable by Licensee

(a) Licensee shall pay a one-time non-refundable license fee to Licensor in the amount of $oo US, upon the signing of this Agreement by Licensor.

(b) Licensee shall pay a monthly standby fee ("Standby Fee") to Licensor in the amount of $oo US during the term of this Agreement, payable on the first day of each calendar month, commencing with the second calendar month following the calendar month during which the first wager is made on the Casino by one of Licensee's Customers. The Standby Fee shall be prorated for any period, which is less than a complete calendar month. If the Net Monthly revenue for a calendar month exceeds $oo US, Licensor will refund the Standby Fee paid by Licensee to Licensor in respect of such month. The refund shall be paid at the same time as the Commission for such month is paid, pursuant to section 6.

4.   Presentation of Casino Software by Licensor

(a) Licensor will, at its own expense, offer the Games and the Casino software in the manner that it determines is appropriate, in its sole discretion, having regard to the requirements imposed by any software licensing requirements, the terms of any license issued by a governmental authority or any governmental requirements, and any legal requirements in any relevant jurisdiction applicable to operation of the Games, the Casino or to customers wagering on Games on the Casino. Licensor will in its sole discretion determine, without notice to Licensee:

     (i) the configuration and graphical interface of the Casino and which Games will be available on the Casino; and

     (ii)      the   transaction   processing,   banking  and  other   operating
               arrangements for the operation of Casino and transactions with customers and Licensee;

     Licensor will provide reasonable notice and information to Licensee of any resulting change in operation of the Casino; it is understood that the timing thereof will depend on the circumstances. Licensee acknowledges that certain aspects of the operation of the Casino and of the Games will be determined by governmental authorities, Licensor or pursuant to software license requirements, including the odds for the Games.

(b) Licensor will at its own expense provide to Licensee a copy of the current version of the Downloadable Software in the form of a single copy of a version of the Master CD and may also provide access to Java applets for use by Licensee's Customers on Licensee's website. Licensor will arrange for the Games to be operated so that customers wagering on Games on the Casino on an account opened by Licensee can be identified as Licensee's Customers. Licensor will also provide to Licensee a copy of any revision or upgrade of the Downloadable Software or Java applet, subject to Licensee reimbursing Licensor for any fee or charge directly related to Licensee, imposed on Licensor for doing so. Licensee acknowledges that other parties or Licensor may own the Software and that Licensee will acquire no rights in the Software pursuant to this Agreement or otherwise, except as expressly provided in this Agreement.

(c) Licensor will arrange for Licensee to have access to the database and other information concerning Licensee's Customers. All Customer Information shall be the property of Licensor and Licensee will be entitled to use such information only in accordance with this Agreement.

(d) Licensee acknowledges that there could be interruptions in the operation of the Casino. Notwithstanding anything in this Agreement, Licensor shall not be responsible or liable for any loss of income or loss of ability to

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                             NET-FORCE SYSTEMS INC.





     produce income, on the part of Licensee, arising from any interruption of operation of or access to the Casino, for any reason whatsoever, whether Licensor or a third party is at fault.

5.   Obligations of the Licensee

(a) Licensee will, at its own expense, use its best efforts to market and promote prospective customers to open an account with the licensee's casino web-site and make wagers on Games on the Casino, in accordance with the provisions of this Agreement.

(b) Licensee will, at its own expense, implement and maintain a website(s), and all uniform resource locators related thereto, to promote and market the Games and Casino, to provide a method for a prospective customer to apply to open an account with the Licensee and to provide a method for a customer to download from Licensee's web-site the part of the Software that Operator designates and provides to Licensee for that purposes, pursuant to section 2(b). Licensee shall remove from each website operated by Licensee any part of the Software (including Java applets) as directed by Licensor.

(c) Licensee will be solely responsible for its website(s) and for the material appearing on them. Licensee represents and warrants that it will not use on the website(s) or otherwise use in its operations any material which is libelous, unlawful or otherwise unsuitable. Unsuitable material includes but is not limited to material which target persons under 18 years of age, displays child pornography or other illegal acts, promotes violence, promotes discrimination based on race, sex, religion, nationality, disability, sexual orientation or age, promotes illegal activities, constitutes false advertising or violates or infringes upon the intellectual property rights of others.

(d) Licensee shall ensure that such website(s), any promotional material distributed by Licensee in electronic or other form and any banner advertising, web links or other arrangements made by Licensee to promote the Games and Casino will comply with all of Licensor's requirements including displaying any statement required by Licensor concerning the Software, the proprietary rights of Licensor or other parties therein and any use of the names of Licensor or other parties. The application information for a prospective customer shall meet all of Licensor's requirements. Licensee shall display on the web sites the Terms and Conditions of Play that are required by Licensor. All advertising, marketing and promotion used by License and the content of each web site shall, at the option of Licensor, be revised or modified as directed by Licensor.

(e) Licensee will, at its own expense, reproduce and distribute to Licensee's Customers duplicate copies of each Master CD (and updates thereof) provided by Licensor to Licensee. Licensee shall ensure that the packaging for the copies of the Master CD, as well as any logo imprinted on the compact disk, shall display all proprietary rights symbols such as copyright and trademark, as required by Licensor.

(f) Licensor acknowledges that governmental authorities impose certain conditions on the operation of the Games and Casino and the use of the Software. Licensor may adopt reasonable policies or requirements concerning the marketing and promotion of the Games and Casino, the acceptance of or dealing with customers, and other aspects of the operation of the Games and Casino. Licensee will conduct itself and its operations in strict compliance with all such policies or requirements of Licensor. Licensee will conduct all aspects of its operations in strict compliance with all applicable laws of all relevant jurisdictions. Licensor may adopt policies that it will not allow Licensee to accept wagers from any person resident in specific countries and to prevent persons from using the Software, Games, or the Casino as a money-laundering vehicle. Licensee will comply with such policies.

(g) Licensee will conduct its business as an independent contractor and will enter into all arrangements for the purchase of goods and services in connection with its business operations in its own name and not in the name of or on behalf of Licensor. Licensee will upon request by Licensor provide full particulars of each commitment or arrangement made by Licensee for the purchase of goods or services, including arrangements for banner advertising, web linking arrangements or other Internet marketing arrangements. Licensee will provide evidence satisfactory to Licensor that Licensee has satisfied all of its liabilities therefor. If Licensor, acting reasonably, determines that Licensee has been delinquent in satisfying such obligations and that may prejudice the Licensor or the operation or the

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                             NET-FORCE SYSTEMS INC.




     Casino, then Licensor may, after providing notice to licensee and providing that Licensee does not submit evidence of payment to Licensor within 48 hours, make payments of any liabilities of Licensee to third parties, on behalf of Licensee, and may deduct from any amount payable by Licensor to Licensee the amount of such payments, plus a reasonable administrative processing charge therefor.

(h) Licensee may enter into "reseller" arrangements pursuant to which Licensee may share with a third party ("Reseller") a portion of the Commission, subject to the approval of Licensor, which shall not be unreasonably withheld. Licensee will prevent each Reseller from entering into any similar arrangement with another party, pursuant to which Reseller shares any revenue arising from the Commission with another party. Licensee may enter into arrangements with Resellers for the referral of other Resellers provided that Licensor approves such arrangements.

(i) Licensee will indemnify and save harmless Licensor, its officers, directors, employees and contractors from all liabilities, losses, expenses or claims, including legal fees, arising from the operations of Licensee or from any breach by Licensee of any obligation to Licensor.

(j) Licensor will not be liable to Licensee for any indirect, special, or consequential damages, including lost profits, whether based upon a claim or action of contract, warranty, negligence, or other tort or breach of any statutory duty, indemnity or contribution, or otherwise arising out of this Agreement, the playing of or wagering on the Games or the use of the Casino, or any act or omission relating to the Games or Casino or the marketing and promotion thereof.

(k) Licensee shall pay to Licensor all expenses incurred by Licensor that are attributable to Licensee's Customers including:

     (i) royalty or other payments to third parties in connection with the use of Software;

     (ii)      fees for processing of payments for Licensee's Customers;

     (iii) a reasonable charge for customer service provided to Licensee's Customers; and

     (iv)      a reasonable  charge for other  expenses  arising  from  services
               provided  to  Licensee's   Customers   including   telephone  and
               telecommunication expenses.

     Licensee acknowledges that Licensor may arrange for telephone numbers and accounts for customer support access by Licensee's Customers and Licensee shall pay that all expenses incurred by Licensor in connection therewith. Such telephone numbers and accounts and accounts shall be the property of Licensor and Licensor may make use thereof following termination of this Agreement. Any tax credits or similar concessions in connection with such accounts shall not be part of Net Monthly Revenue.

(l) The Licensee shall be responsible for obtaining and maintaining all necessary licenses for the operation of an Internet Gaming business in the jurisdiction in which the Licensee chooses to operate.

6.   Payment of Royalty

(a) Licensee will pay a Royalty ("Royalty") to Licensor for the use of the casino software, based on the Net Monthly Revenue of the Casino, for each calendar month, attributable to wagers made on the Casino by Licensee's Customers, computed in accordance with Schedule A.

(b) The Royalty for a particular month will be payable no later than 31 days following the end of such month. Licensor will provide a statement showing the computation of the Royalty.




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                             NET-FORCE SYSTEMS INC.




7.   Term and Termination

(a)  The term of this Agreement commenced effective on [             ] and shall
     continue  in  effect  until [          ]. The term  shall be  automatically
     renewed indefinitely for one year periods unless Licensee gives written notice to Licensor of termination of this Agreement, at least 90 days prior to the end of any period. Licensor may terminate this Agreement by giving written notice to Licensee at least [90 days] months prior to the end of any term. Provided, however, Licensor shall not give notice of termination in the first term of this Agreement.

(b) Notwithstanding any other provision of this Agreement this Agreement shall at the option of Licensor terminate upon the termination of any agreement for the use by Licensor of the Software.

(c) Licensor may terminate this Agreement at any time upon five days notice if the Licensee is more than 15 days in arrears in paying the Standby Fee or is in arrears in paying any third party supplier of goods or services a material amount. Licensee shall be allowed to cure such breach during the notice period. For purposes of this section, a material amount shall be an amount in excess of $5,000 US.

(d) Licensor may terminate this Agreement at any time upon 15 days notice if the Licensee becomes bankrupt or insolvent or ceases carrying on business for any reason.

(e) Licensor may terminate this Agreement at any time upon five days notice if Licensee conducts its operations in a manner which in the opinion of Licensor, acting reasonably, would result in the termination of any agreement concerning the Software, the loss of any license issued by a governmental body concerning the wagering on Games or operation of the Casino, or otherwise materially prejudices or impairs the conduct by Licensor of its operations or business.

(f)  Upon termination of this Agreement:

     (i) Licensee shall immediately return to Licensor any and all of materials (including Software, Downloadable Software and Java applets in all forms, graphical or text elements provided by Licensor and all media containing same,) in which Licensor or other party has any rights, that are in the possession of Licensee, his agents, and employees;

     (ii)      Representative will remove all banners and text links;

     (iii) All rights and licenses granted to Licensee under this Agreement shall terminate.

(g) Upon termination of this agreement Licensor shall pay all amounts due to Licensee within 90 days of termination of this agreement (or as soon thereafter as practical having regard to paragraph 6) and Licensee shall pay Licensor any amounts due to Licensor prior to payment of any balance due by Licensor.

8.   Licensee's Relationship with Customers and Employees/Contractors

(a) Licensee will not during the term of this Agreement and following the termination of this Agreement directly or indirectly solicit, interfere with or endeavor to direct or entice away from Licensor any customer of Licensor, including the Licensee's Customers. This provision shall not apply to any dealing by Licensee with Licensee's Customers in connection with accounts with Licensor opened by Licensee, provided that Licensee has not in any manner used Confidential Information in connection therewith and otherwise complies with all of the provisions of this Agreement.

(b)  Licensee will not during the term of this Agreement and for a period of two
     (2) years following the termination of this Agreement interfere with, entice away, or otherwise attempt to obtain the withdrawal of any employee or independent contractor of Licensor.



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                             NET-FORCE SYSTEMS INC.




9.   Licensor's Relationship with Customers and Employees/Contractors

Licensor will not during the term of this Agreement:

(a) use any of the database or other information provided by Licensee pursuant to this Agreement concerning Licensee's Customers, referred to in section 4(c), to directly or indirectly solicit, interfere with or endeavor to direct or entice away from Licensee, Licensee's Customers;

(b) interfere with, entice away or otherwise attempt to obtain the withdrawal of any employee or independent contractor of the Licensee.

10.  Regulatory Issues

(a) The Licensee warranties to the Licensor that it will, to the best of its abilities, conduct its Internet Gaming business in legal jurisdictions. The Licensee acknowledges that Netforce Entertainment Inc. bears no responsibility nor provides any specific direction, consultation, or interpretation as to what specific jurisdictions or target markets may be considered legal or otherwise for Internet Gaming operators.

(b)  The  licensee   shall  be  solely   responsible   for   determining   which
     jurisdictions they choose to market to and from where wagers are received.

(c) The Licensee shall be solely responsible for determining the legality of accepting wagers from whichever jurisdictions they choose to market to and from where wagers are received.

(d) The Licensee shall indemnify Netforce Entertainment Inc. for any legal costs and fines that arise from any legal action taken by a governmental agency or authority as a result of the Licensee choosing to accept wagers from any jurisdiction that determines or has determined, or may determine in the future, that Internet wagering is illegal.

11.  Confidentiality

(a) Licensee shall not disclose, publish, or disseminate Confidential Information or to anyone and Licensee agrees to take reasonable precautions to prevent any unauthorized use, disclosure, publication, access to or dissemination thereof. Licensee agrees not to use Confidential Information for its own or any third party's benefit without the prior written approval of an authorized representative of the Licensor in each instance.

(b) Licensee shall not disclose the terms or contents of this Agreement to any third party. Notwithstanding the foregoing, Licensee may make such disclosure to its professional advisors, who are bound to maintain the confidentiality thereof, or as required by applicable law, provided that it provides notice to Licensor of the particulars thereof. Licensee acknowledges that disclosure of the terms of Agreement to third parties would cause considerable damage to Licensor with respect to the present or future dealings it has or may have with any other parties with which it has or proposes to have a business relationship concerning the marketing or promotion of the Casino. Accordingly, if Licensee breaches the provisions of this section, Licensor shall be entitled to terminate this Agreement forthwith upon notice to Licensee.

12.  Notices

Unless otherwise provided in Agreement, any notice provided for under Agreement shall be in writing and shall be sufficiently given if delivered by courier, if transmitted by facsimile with an original signed copy delivered within twenty-four hours thereafter, or mailed by prepaid registered post addressed to Licensor or Licensee at their respective addresses set forth below or at such other than current address as is specified by notice.

          To Licensor:          Suite #10, Woods Centre, P.O. Box W-645
                                St John's, Antigua, WI
                                Fax:     268.481.1999
                                Copy by E-Mail (for information purposes only):
                                netforce@candw.ag


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


                             NET-FORCE SYSTEMS INC.




          To Licensee:          o o o
                                Fax:     o o o
                                Copy by E-Mail (for information purposes only):
                                o o o

Notice shall be deemed to be effective upon delivery, if delivered, upon facsimile transmission if transmitted by facsimile, or five business days following mailing, if mailed.

13.  Entire Agreement and Schedule

The parties agree that Agreement and its Schedule constitute the complete and exclusive statement of the terms and conditions between the parties covering the performance hereof and cannot be altered, amended or modified except in writing executed by an authorized representative of each party.

14.  Arbitration

All disputes arising in connection with this Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by a single arbitrator appointed in accordance with such rules, and the place of arbitration shall be St. John's, Antigua, West Indies, or as otherwise agreed by the parties. Provided, however, should any dispute arise under this Agreement, the parties shall endeavor to settle such dispute amicably between them. In the event that the parties fail to agree upon an amicable solution, such dispute shall be determined by arbitration as aforesaid.

15.  Parties to Act Reasonably

The parties agree to act reasonably in exercising any discretion, judgment, approval or extension of time that may be required to effect the purpose and intent of Agreement. Whenever the approval or consent of a party is required under Agreement, such consent shall not be unreasonably withheld or delayed.

16.  Time to be of the Essence

Time is of the essence.

17.  Number and Gender

In this Agreement the use of the singular number includes the plural and vice versa the use of any gender includes all genders, and the word "person" includes an individual, a trust, a partnership, a body corporate and politic, an association and any other incorporated or unincorporated organization or entity.

18.  Captions

Captions or descriptive words at the commencement of the various sections are inserted only for convenience and are in no way to be construed as a part of Agreement or as a limitation upon the scope of the particular section to which they refer.

19.  Non-assignability

This Agreement is personal to the Licensee and the Licensee may not assign or transfer any of its rights or obligations under Agreement without the prior written consent of Licensor.




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


                             NET-FORCE SYSTEMS INC.




20.  Benefit

This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

21.  Waiver

No condoning, excusing or waiver by any party hereto of any default, breach of non-observance by any other party hereto, at any time or times with respect to any covenants or conditions herein contained, shall operate as a waiver of that party's rights hereunder with respect to any continuing or subsequent default, breach or nonobservance, and no waiver shall be inferred from or implied by any failure to exercise any rights by the party having those rights.

22.  Further Assurances

Each of the parties hereto hereby covenants and agrees to execute such further and other documents and instruments and to do such further and other things as may be necessary to implement and carry out the intent of Agreement.

23.  Cumulative Rights

All rights and remedies of Licensor are cumulative and are in addition to and shall not be deemed to exclude any other rights or remedies allowed by law except as specifically limited hereby. All rights and remedies may be exercised concurrently.

24.  Prior Agreements

This Agreement, including its Schedules, contains all of the terms agreed upon by the parties with respect to the subject matter herein and supersedes all prior agreements, arrangements and understandings with respect thereto, whether oral or written.

25.  Severability

If any part of Agreement is unenforceable because of any rule of law or public policy, such unenforceable provision shall be severed from Agreement, and this severance shall not affect the remainder of the Agreement.

26.  No Partnership

Notwithstanding anything in this Agreement, no part of this Agreement, nor the Agreement as a whole shall be construed as creating a partnership or agency relationship between the parties. If any part of this Agreement should become construed as forming a partnership or agency relationship, that part shall be amended such that no partnership or agency relationship is created, but, that part achieves what it was originally intended to achieve.

27.  Dollar Amounts

All references to money or specific dollar amounts in this Agreement are in United States Dollars.

28.  Interpretation

In the interpretation of this Agreement or any provision hereof, no inference shall be drawn in favor of or against any party by virtue of the fact that one party or its agents may have drafted this Agreement or such provision.






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


                             NET-FORCE SYSTEMS INC.




In witness whereof the parties have executed Agreement.


                                                Netforce Entertainment Inc.

                                                Per:


                                                --------------------------------
                                                President



Witness                                         [                           ]





                                                [Licensee                   ]

                                                Per:


                                                --------------------------------
                                                [Title                      ]



Witness                                         [                           ]


































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


                             NET-FORCE SYSTEMS INC.




                                   SCHEDULE A

Licensee will pay the Royalty to Licensor, based on the Net Monthly Revenue of the Licensee's Casino, for each calendar month, attributable to wagers made on the Casino by Licensee's Customers as follows:


  Net Monthly Revenue of Licensee's Customers       Royalty Payable To Licensor
                                                    as % of Net Monthly Revenue
                                                      of Licensee's Customers
-----------------------------------------------     ----------------------------
0 to $500,000                                                 40%
$500,001 to $1,000,000                                        35%
$1,000,001 to $5,000,000                                      30%
$5,000,001 to $10,000,000                                     27.5%
In excess of $10,000,000                                      25%


The following transaction costs and fees will be payable by Licensee. Such costs, fees and the following reserve will be in addition to monthly royalty fees paid by Licensee:

Expenses incurred by           Pursuant to section 5(j)
Operator that are
attributable to Licensee's
Customers
--------------------------     -----------------------------------------------------------
Merchant costs:                Discount rate 6.0%
Reserve (on a rolling
basis):                        10% if chargebacks are less than 5% of Commission
                               25% for 180 days if chargebacks exceed 5% of Commission
Transaction fee:               $1.60 per transaction applied to both debit and credit
                               transactions
Alternative Processors         Determined at the discretion of Netforce Entertainment Inc.
Chargeback:                    $25.00 per chargeback transaction
Payout processing fee:         $5.00 per payout

The above costs and fees are subject to change, based on market rates.






















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